Exhibit 10.1

INDEMNIFICATION AGREEMENT FOR WORLD HEALTH ALTERNATIVES, INC.

OFFICERS, DIRECTORS AND EMPLOYEES

This Indemnification Agreement (this “AGREEMENT”) is entered into as of the 23rd day of August, 2005, by and between World Health Alternatives, Inc. and its subsidiaries (collectively, the “Company”) and the officer, director or employee of the Company identified on the signature page hereto (the “INDEMNITEE”).

RECITALS

A. The Company recognizes the continued difficulty in obtaining liability insurance for its directors, officers, employees, fiduciaries and other agents and affiliates, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

B. The Company further recognizes the substantial increase in corporate litigation in general, subjecting directors, officers, employees, fiduciaries and other agents and affiliates to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

C. The current protection available to directors, officers, employees, fiduciaries and other agents and affiliates of the Company may not be adequate under the present circumstances, and directors, officers, employees, fiduciaries and other agents and affiliates of the Company (or persons who may be alleged or deemed to be the same), including the Indemnitee, may not be willing to continue to serve or be associated with the Company in such capacities without additional protection.

D. The Company (i) desires to retain the involvement of highly qualified persons, such as the Indemnitee, to serve and be associated with the Company, and (ii) accordingly, wishes to provide for the indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by law.

NOW, THEREFORE, in consideration of continued services from the Indemnitee to the Company, the Company and the Indemnitee hereby agree as follows:

1. Indemnification.

(a) Indemnification of Expenses. In the event that the Indemnitee or any Affiliated Person of the Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in any Claim by reason of, or arising in part out of, the occurrence of any Indemnification Event, the Company shall indemnify and hold harmless the Indemnitee and his/her such Affiliated Person to the fullest extent permitted by law, including without limitation the provisions of F.S. 607.0850, against any and all Expenses. The Company shall make the indemnification payment as soon as practicable but in any event no later than ten (10)

days after written demand by the Indemnitee therefor is presented to the Company; provided that customary documentation supporting such payment, in a form reasonably acceptable to the Company in accordance with its internal accounting procedures, must be provided to the Company before any indemnification payment is made.

(b) Contribution. If the indemnification provided for in Section 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to the Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying the Indemnitee, shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company (including its Subsidiaries and Consolidated Entities) and the Indemnitee from the transaction or occurrence that the action or inaction leading to the Indemnification Event related to, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company (including its Subsidiaries and Consolidated Entities) and the Indemnitee in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with the registration of securities of the Company or any of its Subsidiaries, the relative benefits received by the Company (including its Subsidiaries and Consolidated Entities) and the Indemnitee shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company (including its Subsidiaries and Consolidated Entities) and the Indemnitee, in each case as set forth in the table contained in the applicable prospectus, bear to the aggregate public offering price of the securities so offered. In connection with the registration of securities of the Company or any of its Subsidiaries, the relative fault of the Company (including its Subsidiaries and Consolidated Entities) and the Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company (including its Subsidiaries and Consolidated Entities) or the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 1(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended (the “SECURITIES ACT”)) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(c) Survival Regardless of Investigation. The indemnification and contribution provided for in this Section 1 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitee.

(d) Change in Control. The Company agrees that, if there is a Change in Control of the Company, the Company shall, as a condition to consummate any such Change in Control transactions, take necessary actions to ensure that the Indemnitee stands in the same position under this Agreement with respect to the resulting, surviving or changed corporation as the Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no Change in Control of the Company.

(e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 8 hereof, to the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section (1)(a) hereof or in the defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all Expenses incurred by the Indemnitee in connection therewith; provided that customary documentation supporting such indemnification, in a form reasonably acceptable to the Company in accordance with its internal accounting procedures, must be provided to the Company before any indemnification payment is made.

2. Expenses; Indemnification Procedure.

(a) Advancement of Expenses. The Company shall advance all Expenses incurred by the Indemnitee. The advancement to be made hereunder shall be paid by the Company to the Indemnitee as soon as practicable but in any event no later than ten (10) days after written demand by the Indemnitee therefor is presented to the Company; provided that customary documentation supporting such advancement, in a form reasonably acceptable to the Company in accordance with its internal accounting procedures, must be provided to the Company before any advancement is made.

(b) Notice/Cooperation by Indemnitee. The Indemnitee shall, as a condition precedent to the Indemnitee’s right to be indemnified under this Agreement, give the Company a notice in writing as soon as practicable of any Claim made against the Indemnitee for which indemnification will or could be sought under this Agreement. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee’s power.

(c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In connection with any determination as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that the Indemnitee is not so entitled.

(d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all reasonable actions to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

(e) Assumption of Defense; Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume and control the defense of such Claim upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same Claim; provided that, (i) the Indemnitee shall have the right to employ his/her own counsel in any such Claim at his/her own expense and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there is a material conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to defend such Claim, then the fees and expenses of the Indemnitee’s counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim, action or proceeding against the Indemnitee without the consent of the Indemnitee, provided such settlement includes a full release of the Indemnitee by the claimant from all liabilities or potential liabilities under such Claim.

3. Additional Indemnification Rights; Nonexclusivity.

(a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification may not be specifically authorized by other provisions of this Agreement or the Company’s By-Laws, Charter, Articles of Incorporation, other corporate organizational provisions (collectively, “Corporate Provisions”) or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of the Company to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of the Company to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no affect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 8(a) hereof.

(b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which the Indemnitee may be entitled under the Company’s

Corporate Provisions, any agreement, any vote of shareholders or disinterested directors, the corporation law of Florida or any other state, or otherwise. The indemnification provided under this Agreement shall continue as to the Indemnitee for any action the Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity.

4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy, the Company’s Corporate Provisions or otherwise) of the amounts otherwise indemnifiable hereunder.

5. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

6. Mutual Acknowledgment. The Company and the Indemnitee acknowledge that in certain instances, United States federal law, other applicable law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, fiduciaries or other agents or affiliates under this Agreement or otherwise. The Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the United States Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s rights under public policy to indemnify the Indemnitee.

7. Liability Insurance. To the extent the Company maintains liability insurance applicable to its directors, officers, employees, fiduciaries or other agents and affiliates, the Indemnitee shall be covered by such policies in such a manner as to provide to the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if the Indemnitee is a director, or of the Company’s officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company’s key employees, fiduciaries or other agents or affiliates, if the Indemnitee is not an officer or director but is a key employee, fiduciary, agent or affiliate.

8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Excluded Action or Omissions. To indemnify the Indemnitee whose acts or omissions were found by judgment or adjudication to be material to the cause of action and constituted (i) a violation of criminal law, unless the person reasonably believed the conduct was lawful or had no reasonable cause to believe it was unlawful; (ii) a transaction in which the person derived an improper benefit or, in the case of a director, a circumstance under which the liability provisions of F.S. 607.0834 are applicable; or (iii) willful misconduct or conscious disregard for the best interests of the Company in a proceeding by or in the right of the Company to procure a judgment in its favor or in a proceeding by or in the right of a shareholder;

(b) Claims Initiated by Indemnitee. To indemnify or advance Expenses to the Indemnitee with respect to Claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except (i) with respect to actions or proceedings to establish or enforce a right to indemnify under this Agreement or any other agreement or insurance policy or under the Company’s Amended Memorandum and Articles of Association now or hereafter in effect relating to Claims for Indemnification Events, or (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim;

(c) Lack of Good Faith. To indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that any of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

(d) Claims Under Section 16(b) of the Exchange Act. To indemnify the Indemnitee for Expenses and the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “EXCHANGE ACT”), or any similar successor statute, if and when applicable to the Company.

To the extent the Company is not obligated pursuant to the terms of this Agreement or otherwise to provide indemnification to Indemnitee, Indemnitee shall promptly repay to the Company any and all payments made by the Company to Indemnitee for such indemnification purposes.

9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against the Indemnitee, the Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

10. Construction of Certain Phrases.

(a) For the purposes of this Agreement, an “AFFILIATED PERSON” of the Indemnitee shall include any director, officer, employee, controlling person (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), agent or fiduciary of the Indemnitee, any shareholder of the Company for whom Indemnitee serves as a director, officer, employee, controlling person, agent or fiduciary, and any partnership, corporation, limited liability company, association, joint stock company, trust or joint venture controlling, controlled by or under common control with such a shareholder. For these purposes, “CONTROL” means the possession, directly or indirectly, of the power to direct management and policies of a person or entity, whether through the ownership of voting securities, contract or otherwise.

(b) For purposes of this Agreement, a “CHANGE IN CONTROL” shall be deemed to have occurred if, after the date hereof, (i) any “person” (as such term in used in Sections 13(d) and 14(d) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s shares, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding Voting Securities, increases his/her beneficial ownership of such securities by 5% or more over the percentage so owned by such person (except for acquisition of such securities by the Company’s existing shareholders or their affiliates who hold the Company’s shares, directly or indirectly, on the date hereof), or (B) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the total voting power represented by the Company’s then outstanding Voting Securities (except for acquisition of such securities by the Company’s existing shareholders or their affiliates who hold the Company’s shares, directly or indirectly, on the date hereof), (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 60% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company’s assets.

(c) For purpose of this Agreement, a “CLAIM” shall mean any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that the Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or otherwise.

(d) For purposes of this Agreement, references to the “COMPANY” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify is directors, officers, employees, agents, fiduciaries and other Affiliated Persons, so that if the Indemnitee is or was a director, officer, employee, agent, controlling person, fiduciary or an Affiliated Person of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, controlling person, agent or fiduciary or another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as the Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(e) For the purpose of this Agreement, “CONSOLIDATED ENTITY”, with respect to the Company, shall mean any entity the financial results of which are consolidated with those of the Company in accordance with generally accepted accounting principals in the United States.

(f) For purpose of this Agreement, “EXPENSES” shall mean any and all of the losses, claims, damages, expenses and liabilities, joint or several (including attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation) related to any Claim, judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, including all interest, assessments and other charges paid or payable in connection with or in respect of such payments. Expenses shall also include any deductible or other charges imposed in order to access insurance from the Company’s insurance carriers, and any other charges.

(g) For purpose of this Agreement, an “INDEMNIFICATION EVENT” shall mean any event or occurrence related to the fact that the Indemnitee is or was (or is alleged to be or to have been) a director, officer, employee, fiduciary or other agent or affiliate of the Company or any of its Subsidiaries, or is or was (or is alleged to be or to have been) serving at the request of the Company as a director, officer, employee, fiduciary or other agent or affiliate of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of the Indemnitee while serving (or allegedly serving) in such capacity at any time before or after the execution of this Agreement; it being understood that Indemnification Events shall include, without limitation, Claims made under the

Securities Act, the Exchange Act, or any other United States federal or state, or other statutory law or regulation, domestic or foreign, at common law or otherwise, which relate directly or indirectly (i) to the registration, purchase, sale or ownership of any securities of the Company or its Subsidiaries, or (ii) to any fiduciary obligation owed with respect to the Company, its Subsidiaries and its shareholders.

(h) For purpose of this Agreement, a “SUBSIDIARY” of the Company shall mean an entity of which the shares representing more than 10% of the total voting power are directly or indirectly held by the Company.

(i) For purposes of this Agreement, “VOTING SECURITIES” shall mean any securities of the Company that vote generally in the election of directors.

(j) For purposes of this Agreement, references to “OTHER ENTERPRISES” shall include employee benefit plans; references to “FINES” shall include any excise taxes assessed on the Indemnitee with respect to an employee benefit plan; and references to “SERVING AT THE REQUEST OF THE COMPANY” shall include any service as a director, office, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent, fiduciary or other Affiliated Person with respect to an employee benefit plan, its participants or its beneficiaries.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company (and the Company may assign its rights and obligations in connection with any such transaction without the consent of the Indemnitee), spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnification Events regardless of whether the Indemnitee continues to serve as a director, officer, employee, agent, controlling person, or fiduciary of the Company or of any other enterprise at the Company’s request.

13. Attorneys’ Fees. In the event that any action is instituted by the Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, the Indemnitee shall be entitled to be paid all Expenses incurred by the Indemnitee with respect to such action, regardless of whether the Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that any of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses incurred by the Indemnitee in defense of such action (including Expenses incurred with respect to the Indemnitee’s counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that any of the Indemnitee’s material defenses to such action was made in bad faith or was frivolous.

14. Notice. All notices and other communications required or permitted hereunder shall be in writing and shall be effective upon the earlier of receipt or (a) five (5) days after deposit with the applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one business day after the day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to the Indemnitee at the Indemnitee’s address as set forth beneath the Indemnitee’s signature to this Agreement, and if to the Company at the address of its principal corporate offices (attention: Chief Executive Officer) or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

15. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

16. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Florida without regard to the conflict of laws principles thereof.

17. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

18. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing and signed by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

19. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

20. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Company or any of its Subsidiaries.

21. Execution of Agreement. This Agreement may be executed on behalf of the Company by any officer or director of the Company.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY	WORLD HEALTH ALTERNATIVES, INC.
a Florida corporation

By:
Title:

INDEMNITEE	BRIAN T. LICASTRO

Signature:
Title:
Address:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY	WORLD HEALTH ALTERNATIVES, INC.
a Florida corporation

By:
Title:

INDEMNITEE	BRUCE HAYDEN

Signature:
Title:
Address:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY	WORLD HEALTH ALTERNATIVES, INC.
a Florida corporation

By:
Title:

INDEMNITEE	JOHN C. SERCU

Signature:
Title:
Address:

COMPANY	WORLD HEALTH ALTERNATIVES, INC.
a Florida corporation

By:
Frederick R Jackson, Sr.

Title:

INDEMNITEE	JOHN W. HIGBEE

Signature:
Title:
Address:

COMPANY	WORLD HEALTH ALTERNATIVES, INC.
a Florida corporation

By:
John W. Higbee

Title:

INDEMNITEE	FREDERICK R. JACKSON, SR.

Signature:
Title:
Address:

COMPANY	WORLD HEALTH ALTERNATIVES, INC.
a Florida corporation

By:
Title:

INDEMNITEE	MARK B. RINDER

Signature:
Title:
Address: